Exhibit 99.(d.2)

Schedule A

to the

Investment Advisory Agreement dated May 12, 2000

between

iShares Trust

and

Barclays Global Fund Advisors

Pursuant to Section 4, the Trust shall pay the Adviser compensation at the following annual rates:

Fund	Annual Fee
Approved February 15, 2000
iShares Dow Jones U.S. Basic Materials Sector Index Fund	0.60%
iShares Dow Jones U.S. Consumer Services Sector Index Fund (formerly iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund)	0.60%
iShares Dow Jones U.S. Consumer Goods Sector Index Fund (formerly iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund)	0.60%
iShares Dow Jones U.S. Energy Sector Index Fund	0.60%
iShares Dow Jones U.S. Financial Sector Index Fund	0.60%
iShares Dow Jones U.S. Financial Services Index Fund	0.60%
iShares Dow Jones U.S. Healthcare Sector Index Fund	0.60%
iShares Dow Jones U.S. Industrial Sector Index Fund	0.60%
iShares Dow Jones U.S. Real Estate Index Fund	0.60%
iShares Dow Jones U.S. Technology Sector Index Fund	0.60%
iShares Dow Jones U.S. Telecommunications Sector Index Fund	0.60%
iShares Dow Jones U.S. Total Market Index Fund	0.20%
iShares Dow Jones U.S. Utilities Sector Index Fund	0.60%
iShares Russell 1000 Index Fund	0.15%
iShares Russell 1000 Growth Index Fund	0.20%
iShares Russell 1000 Value Index Fund	0.20%
iShares Russell 2000 Index Fund	0.20%
iShares Russell 2000 Growth Index Fund	0.25%
iShares Russell 2000 Value Index Fund	0.25%
iShares Russell 3000 Index Fund	0.20%
iShares Russell 3000 Growth Index Fund	0.25%
iShares Russell 3000 Value Index Fund	0.25%
iShares S&P 500 Index Fund	0.0945%
iShares S&P 500/BARRA Growth Index Fund	0.18%
iShares S&P 500/BARRA Value Index Fund	0.18%
iShares S&P Europe 350 Index Fund	0.60%
iShares S&P MidCap 400 Index Fund	0.20%
iShares S&P MidCap 400/BARRA Growth Index Fund	0.25%
iShares S&P MidCap 400/BARRA Value Index Fund	0.25%
iShares S&P SmallCap 600 Index Fund	0.20%
iShares S&P SmallCap 600/BARRA Growth Index Fund	0.25%
iShares S&P SmallCap 600/BARRA Value Index Fund	0.25%

Approved July 21, 2000
iShares S&P 100 Index Fund	0.20%
iShares S&P Global 100 Index Fund	0.40%

Fund	Annual Fee
Approved November 15, 2000
iShares Cohen & Steers Realty Majors Index Fund	0.35%
iShares Goldman Sachs Consumer Industries Index Fund*	0.60%
iShares Goldman Sachs Cyclical Industries Index Fund*	0.60%
iShares Goldman Sachs Financials Index Fund*	0.60%
iShares Goldman Sachs Health Care Index Fund*	0.60%
iShares Goldman Sachs Natural Resources Index Fund	0.50%
iShares Goldman Sachs Technology Index Fund	0.50%
iShares Goldman Sachs Utilities Index Fund*	0.60%
iShares Nasdaq Biotechnology Index Fund	0.50%

Approved February 21, 2001
iShares Goldman Sachs Networking Index Fund	0.50%
iShares Goldman Sachs Semiconductor Index Fund	0.50%
iShares Goldman Sachs Hardware Index Fund*	0.50%
iShares Goldman Sachs Software Index Fund	0.50%

Approved May 16, 2001
iShares S&P Global Consumer Discretionary Sector Index Fund*	0.65%
iShares S&P Global Consumer Staples Sector Index Fund*	0.65%
iShares S&P Global Energy Sector Index Fund	0.65%
iShares S&P Global Financials Sector Index Fund	0.65%
iShares S&P Global Health Care Sector Index Fund	0.65%
iShares S&P Global Industrials Sector Index Fund*	0.65%
iShares S&P Global Technology Sector Index Fund	0.65%
iShares S&P Global Materials Sector Index Fund*	0.65%
iShares S&P Global Telecommunications Services Sector Index Fund	0.65%
iShares S&P Global Utilities Sector Index Fund*	0.65%
iShares S&P Global 1200 Index Fund*	%
iShares S&P/TOPIX 150 Index Fund	0.50%
iShares S&P Asia Pacific 100 Index Fund*	0.60%
iShares S&P Latin America 40 Index Fund	0.50%
iShares MSCI EAFE Index Fund	0.35%

Approved July 12, 2001
iShares Russell Midcap Index Fund	0.20%
iShares Russell Midcap Growth Index Fund	0.25%
iShares Russell Midcap Value Index Fund	0.25%

Approved August 15, 2001
iShares Lehman 1-3 Year Treasury Bond Fund	0.15%
iShares Lehman 7-10 Year Treasury Bond Fund	0.15%
iShares Lehman 20+ Year Treasury Bond Fund	0.15%
iShares Lehman Treasury Bond Fund*	0.25%
iShares Lehman Government/Credit Bond Fund*	0.25%

Approved February 28, 2002
iShares GS $ InvesTop Bond Fund	0.15%

Fund	Annual Fee
Approved August 20, 2002
iShares KLD Nasdaq Social Index Fund*	0.50%
iShares S&P ADR International Index Fund*	0.30%

Approved December 13, 2002
iShares U.S. Treasury Inflation Protected Securities Fund	0.20%
iShares Lehman Aggregate Bond Fund	0.25%
iShares Lehman Liquid Corporate Bond Fund*	0.20%

Approved September 12, 2003
iShares CSFB Callable Bond Index Fund*	0.20%
iShares Dow Jones Select Dividend Index Fund	0.40%
iShares Dow Jones Transportation Average Index Fund	0.60%

Approved December 5, 2003
iShares Dow Jones U.S. Industrial Average Index Fund*	0.28%
iShares NYSE 100 Index Fund	0.25%
iShares NYSE Composite Index Fund	0.25%
iShares S&P 1500 Index Fund	0.20%

Approved March 16, 2004
iShares Morningstar Large Core Index Fund	0.25%
iShares Morningstar Large Growth Index Fund	0.25%
iShares Morningstar Large Value Index Fund	0.25%
iShares Morningstar Mid Core Index Fund	0.30%
iShares Morningstar Mid Growth Index Fund	0.30%
iShares Morningstar Mid Value Index Fund	0.30%
iShares Morningstar Small Core Index Fund	0.30%
iShares Morningstar Small Growth Index Fund	0.30%
iShares Morningstar Small Value Index Fund	0.30%

Approved September 15, 2004
iShares KLD Select Social Index Fund	0.50%
iShares FTSE/Xinhua HK China 25 Index Fund**	0.74%

Approved June 14, 2005
iShares MSCI EAFE Value Index Fund*	0.40%
iShares MSCI EAFE Growth Index Fund*	0.40%
iShares Russell Microcap Index Fund*	0.60%

*	Fund has not yet been launched.
**	Fund was originally approved with a 0.99% Investment Advisory fee on September 12, 2003.

Initially Approved by the Board on May 12, 2000. Approved at annual contract meetings on May 16, 2001, May 21, 2002, June 17, 2003, June 15, 2004 and June 14, 2005.